Exhibit 99.1

NEW JERSEY NATURAL GAS COMPANY

FIRST AMENDMENT

Dated as of September 1, 2014

to

NOTE PURCHASE AGREEMENT

Dated as of May 15, 2008

Re: $125,000,000 5.60% Senior Notes

Due May 15, 2018

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of September 1, 2014 (the or this “First Amendment”) to the Note Purchase Agreement dated as of May 15, 2008 is between NEW JERSEY NATURAL GAS COMPANY, a New Jersey corporation (the “Company”), and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).

RECITALS:

A. The Company and each of the purchasers named in Schedule A thereto have heretofore entered into that certain Note Purchase Agreement dated as of May 15, 2008 (the “Note Purchase Agreement”). The Company has heretofore issued $125,000,000 of its 5.60% Senior Notes, due May 15, 2018 (the “Notes”), dated May 15, 2008 pursuant to the Note Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

B. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.	AMENDMENTS.

Section 1.1. Section 2.2 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

Section 2.2. Security for the Notes; First Mortgage Bonds; Release; New Security for the Notes. (a) Prior to the Release Date, the Notes shall be secured by an equal principal amount of the First Mortgage Bonds issued by the Company under the Mortgage Indenture to The Bank of New York, as collateral agent for the holders of the Notes (the “Collateral Agent”). The First Mortgage Bonds will rank pari passu with all other existing and future first mortgage bonds issued pursuant to the Mortgage Indenture.

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(b) Terms of First Mortgage Bonds. The First Mortgage Bonds will have the same stated interest rate, interest payment dates, stated maturity and redemption provisions (including Make-Whole Amount, if any), and will be in the same aggregate principal amount, as the Notes; provided, however, that the interest rate on defaulted principal, Make-Whole Amount, if any, and interest on the First Mortgage Bonds, to the extent permitted by law, is 6% per annum. Payments of the principal of, Make-Whole Amount, if any, and interest on the Notes shall be deemed to satisfy and discharge the Company’s obligation to make such payments on the First Mortgage Bonds. Principal of, Make-Whole Amount, if any, and interest on the First Mortgage Bonds are payable at the principal office of the Mortgage Trustee in Chicago, Illinois or at the Company’s option at the principal office of the Collateral Agent.

(c) Parallel Payments of Notes and First Mortgage Bonds. The First Mortgage Bonds shall contain optional and mandatory redemption provisions (including Make-Whole Amount, if any) which correspond to the optional and mandatory prepayment provisions of the Notes; provided, however, that the interest rate on defaulted principal, Make-Whole Amount, if any, and interest on the First Mortgage Bonds, to the extent permitted by law, is 6% per annum. In addition, the First Mortgage Bonds shall be subject to mandatory redemption if the Company or the Mortgage Trustee is notified that an Event of Default under this Agreement has occurred and is continuing and that the principal amount of all Notes then outstanding has become due and payable in accordance with this Agreement. Prior to the Release Date and from and after the New Security Date:

(1) In the event the Company elects to or is required to prepay the Notes, in whole or in part, in accordance with the provisions of this Agreement, the Company’s obligations with respect to a principal amount of First Mortgage Bonds or New First Mortgage Bonds, as applicable, equal to the principal amount of such Notes being prepaid will, upon prepayment of such Notes, be satisfied and discharged, and the Collateral Agent shall deliver corresponding First Mortgage Bonds or New First Mortgage Bonds, as applicable, in a principal amount equal to the principal amount of the Notes so prepaid to the Company for further delivery to the Mortgage Trustee or the trustee under the New Indenture, as applicable, for cancellation.

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(2) In the event the Company elects to or is required to redeem First Mortgage Bonds or New First Mortgage Bonds, as applicable, in whole or in part, in accordance with the provisions of the Mortgage Indenture or the New Indenture, as applicable, the Company shall prepay a principal amount of Notes equal to the principal amount of such First Mortgage Bonds or New First Mortgage Bonds, as applicable, being redeemed in accordance with the provisions of Section 8.2 or Section 8.3, as applicable, and the Company’s obligation in respect of First Mortgage Bonds or New First Mortgage Bonds, as applicable, equal to the principal amount of such prepaid Notes will be satisfied and discharged, and the Collateral Agent shall deliver corresponding First Mortgage Bonds or New First Mortgage Bonds, as applicable, in a principal amount equal to the principal amount of such Notes so prepaid to the Company for further delivery to the Mortgage Trustee or the trustee under the New Indenture, as applicable, for cancellation.

(d) Release of Security for the Notes. Upon the occurrence of the Release Date, the Company shall promptly furnish the Collateral Agent and each holder of the Notes an Officer’s Certificate certifying that the conditions precedent to the occurrence of the Release Date have been satisfied. From and after the Release Date, the obligations of the Company with respect to the First Mortgage Bonds shall be deemed to be satisfied and discharged, the First Mortgage Bonds shall cease to secure in any manner the Company’s obligations under this Agreement or the Notes, and the Collateral Agent shall forthwith deliver the First Mortgage Bonds to the Company which shall then deliver the First Mortgage Bonds to the Mortgage Trustee for cancellation. On the Release Date, the Notes shall become unsecured obligations of the Company and will rank pari passu in right of repayment with other unsecured Senior Debt of the Company. Following the Release Date, the Company shall cause the Mortgage Indenture to be closed after payment of all first mortgage bonds and the Company shall not issue any additional first mortgage bonds under the Mortgage Indenture.

(e) New Security for the Notes. At any time after the Release Date, the Company may, at its option without the consent of the holders, secure the outstanding Notes by an equal principal amount of New First Mortgage Bonds issued by the Company under a New Indenture upon the Company’s compliance with the requirements of Section 24.

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Section 1.2. Section 7.1(g) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Restricted Subsidiaries or relating to the ability of the Company to perform its obligations hereunder, under the Notes and, prior to the Release Date, under the Mortgage Indenture (including the Supplemental Indenture), the First Mortgage Bond Documents to which the Company is a party, and the First Mortgage Bonds and, from and after the New Security Date, under the New Indenture and the New First Mortgage Bonds (including any related new bond documents to which the Company is a party), as from time to time may be reasonably requested by any such holder of Notes.

Section 1.3. Section 7.2(b) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

(b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and, prior to the Release Date, the Mortgage Indenture (including the Supplemental Indenture), and the First Mortgage Bond Documents to which the Company is a party and, from and after the New Security Date, under the New Indenture and any related new bond documents to which the Company is a party, and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

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Section 1.4. Section 8.2 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

Section 8.2. Required Prepayment—Condemnation; Required Sale. (a) Prior to the Release Date, in the event that, pursuant to the terms of Section 8.08 of the Mortgage Indenture, the First Mortgage Bonds are called for redemption, in whole or in part, then the Company shall, (i) at least 30 days and not more than 60 days prior to the redemption date of the First Mortgage Bonds pursuant to Section 8.08 of the Mortgage Indenture, give written notice to the Collateral Agent, as the registered holder of the First Mortgage Bonds, and each holder of Notes, of the redemption of all or a portion of the First Mortgage Bonds and the corresponding prepayment of all or a portion of the Notes, and (ii) on the redemption date of the First Mortgage Bonds so called for redemption, prepay the Notes in an aggregate principal amount equal to the amount of First Mortgage Bonds called for redemption at a prepayment price equal to 100% of the First Mortgage Bonds being redeemed, together with interest accrued thereon to the date of such prepayment. The notice described in (i) above shall specify the prepayment date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid.

(b) From and after the New Security Date, in the event that, pursuant to the terms of the New Indenture, the New First Mortgage Bonds are called for mandatory redemption, in whole or in part, in the event of the occurrence of events substantially similar to those described in section 8.08 of the Mortgage Indenture, as in effect on the date of this Agreement, then the Company shall, (i) at least 30 days and not more than 60 days prior to the redemption date of the New First Mortgage Bonds pursuant to the New Indenture, give written notice to the Collateral Agent, as the registered holder of the New First Mortgage Bonds, and each holder of Notes, of the redemption of all or a portion of the New First Mortgage Bonds and the corresponding prepayment of all or a portion of the Notes, and (ii) on the redemption date of the New First Mortgage Bonds so called for redemption, prepay the Notes in an aggregate principal amount equal to the amount of first mortgage bonds called for redemption at a prepayment price equal to 100% of New First Mortgage Bonds being redeemed, together with interest accrued thereon to the date of such prepayment. The notice described in (i) above shall specify the prepayment date (which shall be a Business Day), the aggregate principal amount and series of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid

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(determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid.

Section 1.5. Section 9.7 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

Section 9.7. Notes to Rank Pari Passu. After the Release Date until the New Security Date, the Company will ensure that its payment obligations under this Agreement and the Notes will at all times rank at least pari passu in right of payment with all other unsecured Senior Debt (actual or contingent) of the Company.

Section 1.6. Section 10.1 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

Section 10.1. Limitations on Debt. From and after the Release Date until the New Security Date, the Company will not permit, as of the end of any fiscal quarter of the Company: (a) the ratio of Consolidated Total Debt to Consolidated Total Capitalization to exceed 0.65 to 1.00; or (b) Priority Debt to exceed 20% of Consolidated Total Capitalization.

Section 1.7. Section 10.2 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

Section 10.2. Liens. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

(a) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by Section 9.4;

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(c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (1) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, or (2) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts, and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

(d) subject to Section 11(l), any attachment or judgment Lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

(e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances or minor survey exceptions, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

(f) Liens on property or assets of any Restricted Subsidiary securing Debt owing to the Company or to a Wholly-Owned Restricted Subsidiary;

(g) Liens existing on the date of the Closing and described on Schedule 5.15 hereto (other than Liens on “Excepted Property” of the Company as defined in the Mortgage Indenture as in effect on the date of the Closing);

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(h) Liens on accounts receivable owned by Securitization Subsidiaries that are Restricted Subsidiaries and incurred pursuant to Receivables Securitization Transactions;

(i) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Company or a Restricted Subsidiary after the date of the Closing, provided that:

(1) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon);

(2) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (i) the cost to the Company or such Restricted Subsidiary of the property (or improvement thereon) so acquired or constructed and (ii) the Fair Market Value (as determined in good faith by one or more officers of the Company to whom authority to enter into the subject transaction has been delegated by the board of directors of

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the Company) of such property (or improvement thereon) at the time of such acquisition or construction;

(3) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such property; and

(4) after the Release Date until the New Security Date, the aggregate principal amount of all Debt secured by such Liens shall be permitted by the limitation set forth in Section 10.1(a) if tested on the date such Lien is created and not as of the end of the immediately preceding fiscal quarter of the Company;

(j) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (1) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person becoming a Subsidiary or such acquisition of property, (2) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien (i) other property which is an improvement to or is acquired for specific use in connection with such acquired property or (ii) other property that does not constitute property or assets of the Company or any of its Restricted Subsidiaries and (3) after the Release Date until the New Security Date, the aggregate amount of all Debt secured by such Liens shall be permitted by the limitation set forth in Section 10.1(a) if tested on the date of such event and not as of the end of the immediately preceding fiscal quarter of the Company;

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(k) (1) Liens on assets of the Company (other than Liens on “Excepted Property” as defined in the Mortgage Indenture as in effect on the date of the Closing) which Liens secure Debt outstanding as of the date of the Closing under the Mortgage Indenture and any additional Debt that is issued in accordance with Article Two of the Mortgage Indenture (as in effect on the date of the Closing) and after the Release Date until the New Security Date, is otherwise permitted by the limitation set forth in Section 10.1(a) if tested on the date of such event and not as of the end of the immediately preceding fiscal quarter of the Company; provided that such additional Debt shall not contain covenants, defaults and other terms and conditions more restrictive than or in addition to those contained in this Agreement; and (2) from and after the New Security Date, Liens on assets of the Company which Liens secure Debt that is issued in accordance with the New Indenture; provided that such additional Debt shall not contain covenants, defaults and other terms and conditions more restrictive than or in addition to those contained in this Agreement;

(l) any Lien renewing, extending or refunding any Lien permitted by paragraphs (g), (i), (j) or (k) of this Section 10.2, provided that (1) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (2) such Lien is not extended to any other property and (3) immediately after such extension, renewal or refunding no Default or Event of Default would exist (provided that, after the Release Date until the New Security Date, with respect to the limitations set forth in Section 10.1, calculation of compliance therewith shall be made as of the date of determination under this Section 10.2(l) and not as of the end of the immediately preceding fiscal quarter of the Company); and

(m) other Liens not otherwise permitted by paragraphs (a) through (l), inclusive, of this Section 10.2 securing Debt, provided that after the Release Date until the New Security Date, the Debt

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secured by such Liens shall be permitted by the limitations set forth in Section 10.1 if tested on the date such Lien is created and not as of the end of the immediately preceding fiscal quarter of the Company.

Section 1.8. Section 10.3 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

Section 10.3. Restricted Payments. (a) The Company will not, and will not permit any Restricted Subsidiary to, declare or make or incur any liability to declare or make any Restricted Payment unless immediately after giving effect to such action no Default or Event of Default would exist (provided that, after the Release Date until the New Security Date, with respect to Section 10.1, calculation of compliance therewith shall be made as of the date of determination under this Section 10.3 and not as of the end of the immediately preceding fiscal quarter of the Company).

(b) The Company will not, and will not permit any Restricted Subsidiary to, declare a Restricted Payment that is not payable within 60 days of such declaration.

Section 1.9. Section 10.4 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

Section 10.4. Restrictions on Dividends of Subsidiaries, Etc. The Company will not, and will not permit any Subsidiary to, enter into any agreement which would restrict any Restricted Subsidiary’s ability or right to pay dividends to, or make advances to or investments in, the Company or, if such Restricted Subsidiary is not directly owned by the Company, the “parent” Restricted Subsidiary of such Restricted Subsidiary; provided that the foregoing shall not apply to restrictions and conditions imposed by law or this Agreement, any Bank Credit Agreement or the Mortgage Indenture (in each case, as in effect on the date of Closing) or, if applicable, the New Indenture, so long as any such restrictions in the New Indenture are not more restrictive than such restrictions in the Mortgage Indenture, as in effect on the date of this Agreement.

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Section 1.10. Section 10.5 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

Section 10.5. Sale of Assets, Etc. (a) Except as permitted under Section 10.6 and Section 10.7, the Company will not, and will not permit any of its Restricted Subsidiaries to, make any Asset Disposition unless:

(1) in the good faith opinion of the Company, the Asset Disposition is in the best interest of the Company or such Restricted Subsidiary;

(2) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist (provided that, after the Release Date until the New Security Date, with respect to Section 10.1, calculation of compliance therewith shall be made as of the date of determination under this Section 10.5 and not as of the end of the immediately preceding fiscal quarter of the Company); and

(3) immediately after giving effect to the Asset Disposition the Disposition Value of all property that was the subject of any Asset Disposition occurring in the immediately preceding 12 consecutive month period would not exceed 10% of Consolidated Tangible Assets as of the end of the then most recently ended fiscal year of the Company.

(b) If the Net Proceeds Amount for any Transfer is, within 365 days after such Transfer, (1) applied to a Debt Prepayment Application, (2) applied to or would otherwise constitute a Property Reinvestment Application or (3) applied to any combination of the foregoing clauses (1) and (2), then such Transfer, only for the purpose of determining compliance with subsection (3) of Section 10.5(a) as of a date on or after the Net Proceeds Amount is so applied, shall be deemed not to be an Asset Disposition.

(c) Notwithstanding the foregoing, the sale of accounts receivable to a Securitization Subsidiary in connection with a Receivables Securitization Transaction shall not be considered an Asset Disposition for purposes of this Section 10.5; provided, that, to the extent any such sale results in the aggregate amount of Debt of all Securitization Subsidiaries under all Receivables Securitization Transactions being in excess of $100,000,000, the

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Company shall treat that portion of such sale resulting in the aggregate amount of Debt of all Securitization Subsidiaries under all Receivables Securitization Transactions being in excess of $100,000,000 as an Asset Disposition subject to this Section 10.5 without application of this clause (c).

Section 1.11. Section 10.6 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

Section 10.6. Merger, Consolidation, Etc. The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person (except that a Restricted Subsidiary may (x) consolidate with or merge with, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to, the Company or another Restricted Subsidiary or any other Person so long as such Restricted Subsidiary is the surviving Person and (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.5 or 10.7), provided that the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of all or substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

(a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be (the “Successor Corporation”), shall be a solvent Person organized and existing under the laws of the United States or any State thereof (including the District of Columbia);

(b) if the Company is not the Successor Corporation, (1) such Person shall have executed and delivered to each holder of the Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and, prior to the Release Date, the Mortgage Indenture (including the Supplemental Indenture), the First Mortgage Bond Documents to which it is a party and the First Mortgage Bonds and, from and after the New

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Security Date, the New Indenture, the New First Mortgage Bonds and any related new bond documents to which it is a party (pursuant to such agreements or instruments as shall be reasonably satisfactory to the Required Holders), and (2) such Person shall have caused to be delivered to each holder of the Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(c) immediately after giving effect to such transaction, no Default or Event of Default would exist (provided that, after the Release Date until the New Security Date with respect to Section 10.1, calculation of compliance therewith shall be made as of the date of determination under this Section 10.6 and not as of the end of the immediately preceding fiscal quarter of the Company).

No such conveyance, transfer or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any Successor Corporation that shall theretofore have become such in the manner prescribed in this Section 10.6 from its liability under this Agreement or the Notes or, prior to the Release Date, the Mortgage Indenture (including the Supplemental Indenture), the First Mortgage Bond Documents to which it is a party or the First Mortgage Bonds or, from and after the New Security Date, the New Indenture, the New First Mortgage Bonds or any related new bond documents to which it is a party.

Section 1.12. Section 10.12 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

Section 10.12. Designation of Restricted and Unrestricted Subsidiaries. The Company may designate any Subsidiary to be a Restricted Subsidiary and may designate any Restricted Subsidiary to be an Unrestricted Subsidiary by giving written notice to each holder of Notes that the Board of Directors of the Company has made such designation, provided, however, that no Subsidiary may be designated a Restricted Subsidiary and no Restricted Subsidiary may be designated an Unrestricted Subsidiary unless, at the time of

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such action and after giving effect thereto, (a) solely in the case of a Restricted Subsidiary being designated an Unrestricted Subsidiary, such Restricted Subsidiary being designated an Unrestricted Subsidiary shall not have any continuing Investment in the Company or any other Restricted Subsidiary and (b) no Default or Event of Default shall have occurred and be continuing (provided that, after the Release Date until the New Security Date, with respect to Section 10.1, calculation of compliance therewith shall be made as of the date of determination under this Section 10.12 and not as of the end of the immediately preceding fiscal quarter of the Company). Any Restricted Subsidiary which has been designated an Unrestricted Subsidiary and which has then been redesignated a Restricted Subsidiary, in each case in accordance with the provisions of the first sentence of this Section 10.12, shall not at any time thereafter be redesignated an Unrestricted Subsidiary without the prior written consent of the Required Holders. Any Unrestricted Subsidiary which has been designated a Restricted Subsidiary and which has then been redesignated an Unrestricted Subsidiary, in each case in accordance with the provisions of the first sentence of this Section 10.12, shall not at any time thereafter be redesignated a Restricted Subsidiary without the prior written consent of the Required Holders.

Section 1.13. Sections 11(e) and (g) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

(e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or prior to the Release Date, in the Mortgage Indenture (including the Supplemental Indenture) or, from and after the New Security Date, in the New Indenture, or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

(g) prior to the Release Date, an “Event of Default” under the Mortgage Indenture shall have occurred and be continuing or, from and after the New Security Date, an “Event of Default” or similar term under the New Indenture shall have occurred and be continuing; provided, however, that anything in this Agreement to the contrary notwithstanding, the waiver or cure of such default

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under the Mortgage Indenture or the New Indenture, as the case may be, and the rescission and annulment of the consequences thereof under the Mortgage Indenture or the New Indenture, as the case may be, shall constitute a waiver of the corresponding Event of Default hereunder and a rescission and annulment of the consequences thereof hereunder; or

Section 1.14. Section 12.2(b) of the Note Purchase Agreement shall be and is hereby amended to read as follows:

(b) (1) If any Event of Default has occurred and is continuing and the Notes then outstanding have become due and payable pursuant to Section 12.1, the holders of the Notes may, prior to the Release Date, immediately proceed to exercise their rights pursuant to section 10.87(a) of the Mortgage Indenture (added by section 3.1 of the Supplemental Indenture), to require the redemption of the First Mortgage Bonds and, upon any failure of the Company to so redeem the First Mortgage Bonds, to exercise all rights as beneficial owners of the First Mortgage Bonds under the Mortgage Indenture and (2) if any Event of Default has occurred and is continuing and the Notes then outstanding have become due and payable pursuant to Section 12.1, the holders of the Notes may, from and after the New Security Date, immediately proceed to exercise their rights under the New Indenture to require the redemption of the New First Mortgage Bonds and, upon any failure of the Company to so redeem the First Mortgage Bonds, to exercise all rights as beneficial owners of the New First Mortgage Bonds under the New Indenture.

Section 1.15. Section 15.1 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby or any proposed New Indenture Installation are consummated, the Company will pay the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information, and all subsequent annual and interim filings of documents and financial information related thereto, with the Securities Valuation Office of the National Association of Insurance Commissioners or any successor organization, all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers or any

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other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Mortgage Indenture (including the Supplemental Indenture), the First Mortgage Bonds, the New Indenture, or the New First Mortgage Bonds and any related new bond documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Mortgage Indenture (including the Supplemental Indenture), the First Mortgage Bonds, the New Indenture, or the New First Mortgage Bonds and any related new bond documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Mortgage Indenture (including the Supplemental Indenture), the First Mortgage Bonds, the New Indenture, or the New First Mortgage Bonds and any related new bond documents, or by reason of being a holder of any Note and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes, by the Mortgage Indenture (including the Supplemental Indenture), by the First Mortgage Bonds, by the New Indenture, or by the New First Mortgage Bonds and any related new bond documents. The Company will pay, and will save the Purchasers and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by such Person).

Section 1.16. Section 19 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

SECTION 19.	REPRODUCTION OF DOCUMENTS.

This Agreement, the Mortgage Indenture (including the Supplemental Indenture), or the New Indenture, as the case may be, and all documents relating hereto and thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Purchasers at the Closing (except the Notes themselves) and (c) financial statements, certificates and other information previously or hereafter furnished to any holder of the Notes, may be reproduced by such holder by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

process and such holder may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by any holder of the Notes in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 1.17. The Note Purchase Agreement shall be and is further amended by adding at the end thereof a new Section 23.19 to read as follows:

Section 23.19. New Indenture. In connection with a New Indenture Installation in compliance with the requirements of Section 24, a collateral agent, meeting the requirements of Section 23.14 as though it was a successor Collateral Agent, shall be appointed and the appointment and direction of a collateral agent under this Agreement to act on behalf of and for the benefit of the holders, shall be on terms substantially similar to those set forth in this Section 23.

Section 1.18. The Note Purchase Agreement shall be and is further amended by adding at the end thereof a new Section 24 to read as follows:

SECTION 24.	NEW INDENTURE INSTALLATION.

Section 24.1. New Indenture Installation. At any time after the Release Date and subject to the fulfillment of the conditions set forth in Section 24.2 below, the Company may, at its option and without the consent of the holders of the Notes, on the date designated by the Company (the “New Security Date”), secure the outstanding Notes with an equal principal amount of new first mortgage bonds (the “New First Mortgage Bonds”) issued by the Company under a new first mortgage indenture (including any supplemental indentures thereto, the “New Indenture”) to a collateral agent for the holders of the Notes appointed pursuant to Section 23.19 (referred to herein as a “New Indenture Installation”). The New First Mortgage Bonds will rank pari passu with all other first mortgage bonds issued pursuant to the New Indenture.

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Section 24.2. Conditions to New Indenture Installation. The occurrence of a New Indenture Installation is subject to the fulfillment of the following conditions:

(a) After giving pro forma effect to any New Indenture Installation, the Company (on a secured basis) shall be rated at least the same as immediately prior to the Release Date (by way of a rating made available to the holders of all Notes) by at least one of the Required Rating Agencies, and such Required Rating Agency shall not have such rating on a credit watch or proposed downgrade and the Company shall have provided written evidence of the foregoing to each holder of Notes and the Collateral Agent in a form satisfactory to them.

(b) At the Company’s sole expense, a collateral agent shall be appointed pursuant to Section 23.19, and the appointment and direction of such collateral agent under this Agreement to act on behalf of and for the benefit of the holders of the Notes, shall be on terms substantially similar to those set forth in Section 23.

(c) The New First Mortgage Bonds of each series shall secure equally and ratably the payment of the principal of, Make-Whole Amount and interest on, the related Notes and if any Event of Default under Section 11 has occurred and is continuing and the Notes then outstanding have become due and payable pursuant to Section 12.1, the holders of the Notes may exercise their rights under the New Indenture to require the redemption of the New First Mortgage Bonds and, upon any failure of the Company to so redeem the New First Mortgage Bonds, to exercise all rights as beneficial owners of the New First Mortgage Bonds under the New Indenture;

(d) The Company shall provide a certificate to each holder of a Note and the Collateral Agent that the New Indenture creates a first priority lien in favor of the mortgage trustee thereunder for the benefit of the holders of the New First Mortgage Bonds on the real and personal property of the Company described in the New

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Indenture, which property shall be subject to no prior lien for borrowed money except for any prior liens existing on the date the New Indenture becomes effective;

(e) (A) all other necessary amendments or modifications to this Agreement, the Notes and any other documents or agreements executed in connection with the transactions contemplated hereby, shall have been made (at the Company’s sole expense) in order to duly and properly secure the Notes by an equal and ratable amount of the New First Mortgage Bonds issued by the Company under the New Indenture, such amendments and modifications, and the New Indenture and the New First Mortgage Bonds (and any related new bond documents), each to be in form and substance reasonably satisfactory to the Required Holders and the Collateral Agent, (B) the Collateral Agent shall be reasonably acceptable to the mortgage trustee under the New Indenture, and (C) the Collateral Agent may (at the direction of Required Holders and at the Company’s sole expense) consult with Purchasers’ special counsel with respect to any of the matters set forth in this Section 24.2(e) or elsewhere in Section 24 or otherwise;

(f) The Company shall deliver an opinion of Chapman and Cutler LLP or other reputable and qualified outside counsel to the Company, to the Collateral Agent and each holder of the Notes, in form and substance reasonably satisfactory to the Required Holders and the Collateral Agent, containing customary opinions (subject to customary qualifications) with respect to the security provided by the New First Mortgage Bonds issued under the New Indenture, including, without limitation, that: (i) the New Indenture is in proper form for statutory recording; (ii) the New Indenture is effective to create, in favor of the mortgage trustee thereunder, for the benefit of the holders of the New First Mortgage Bonds, a legal, valid, and enforceable lien and security interest in all right, title, and interest of the Company in the real and personal property described therein, entitling such holders to an equal and ratable share

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

of such properties with the other holders of bonds under the New Indenture (except as otherwise provided in the New Indenture and except to the extent that enforcement of such lien may be limited by the effect of certain laws and judicial decisions upon the remedies provided for in the New Indenture, which, however, do not make the remedies afforded inadequate for the practical realization of the security and benefits provided by the New Indenture); (iii) the New Indenture and any necessary related financing statements have been duly filed and recorded in all jurisdictions in which it is necessary for such instruments to be filed and recorded in order to constitute a lien of record on the property subject thereto, and no other filing or recordation is presently necessary in order to perfect the lien of the New Indenture on such property; (iv) all taxes, fees or other charges that are payable to any federal, state or local entity on account of the execution, delivery, filing or recording of the New Indenture or any of the New First Mortgage Bonds as so secured have been paid by the Company; (v) neither the Collateral Agent (or other agent on behalf of the holders of the Notes) nor any holder of a New First Mortgage Bond shall be required to qualify to do business in the jurisdiction in which the New Indenture is recorded solely by reason of the transactions contemplated by the New Indenture or in order to enforce their rights under the New Indenture; (vi) the interest rate as set forth in the New First Mortgage Bonds is not usurious under the jurisdictions in which the New Indenture is recorded; (vii) the New Indenture, the New First Mortgage Bonds and any related new bond documents to which the Company is a party have each been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms; and (viii) the execution and delivery of the New Indenture, the New First Mortgage Bonds and any related new bond documents to which the Company is a party, by the Company do not, and its performance thereof will not, (A) violate any provision of applicable law to which the Company is subject, (B) violate the

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

certificate of incorporation or bylaws of the Company, (C) result in the breach of, or constitute a default under, an indenture, mortgage, contract or other instrument to which the Company is a party, (D) result in the creation or imposition of any Lien on, or security interest in, the assets of the Company (other than the Lien of the New Indenture) or (E) result in a breach of, or constitute a default under, any order, judgment, decree or ruling binding on the Company;

(g) No First Mortgage Bonds shall be outstanding, the Mortgage Indenture shall have been terminated, and the Liens created by the Mortgage Indenture shall have been released;

(h) Each series of the New First Mortgage Bonds will have the same stated interest rate, interest payment dates, stated maturity and redemption provisions (including Make Whole Amount, if any), and will be in the same aggregate principal amount, as the related Notes; the New First Mortgage Bonds shall contain optional and mandatory redemption provisions (including Make Whole Amount, if any) which correspond to the optional and mandatory prepayment provisions of the related Notes; the New First Mortgage Bonds shall be subject to mandatory redemption if the Company or the trustee under the New Indenture is notified that an Event of Default under this Agreement has occurred and is continuing and that the principal amount of all Notes then outstanding has become due and payable in accordance with this Agreement; and the New Indenture and each series of the New First Mortgage Bonds shall contain provisions that are substantially the same as section 2.1 and section 3.1 of the Supplemental Indenture, and section 10.87 of the Mortgage Indenture;

(i) The representations and warranties of the Company in the New Indenture and the related new bond documents to which it is a party shall be correct on the New Security Date; and the Company shall have performed and complied with all agreements and conditions contained in this

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Agreement, the New Indenture and the related new bond documents to which it is a party required to be performed or complied with by it prior to or at the New Security Date;

(j) The Company shall have delivered to each holder a certificate of its Secretary, dated the New Security Date, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the New Indenture, the related new bond documents to which it is a party and the New First Mortgage Bonds and (ii) the Company’s organizational documents as then in effect;

(k) The conditions specified in Sections 4.11 and 4.12, if applicable to the New Indenture, the New First Mortgage Bonds and the related new bond documents, shall have been satisfied as at the New Security Date;

(l) The holders shall have received an Officer’s Certificate, dated the New Security Date, certifying that the conditions set forth in clause (i) have been fulfilled and each of the representations in Sections 5.1, 5.2, 5.6, 5.7, 5.19, 5.20 and 5.21, in each case as if applicable to the New Indenture, the New First Mortgage Bonds and any related new bond documents instead of the Mortgage Indenture, the First Mortgage Bonds and the Supplemental Indenture, shall be correct on the New Security Date; and

(m) The New Indenture, the New First Mortgage Bonds and any related new bond documents shall be reasonably satisfactory in form and substance to the Required Holders.

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Section 1.19. The following definitions in Section B of the Note Purchase Agreement shall be and are hereby amended and restated in their entirety to read as follows:

“Asset Disposition” shall mean any Transfer except:

(a) any

(1) Transfer from a Restricted Subsidiary to the Company or a Wholly-Owned Restricted Subsidiary; and

(2) Transfer from the Company to a Wholly-Owned Restricted Subsidiary;

so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default shall exist (provided that, after the Release Date until the New Security Date, calculation of compliance therewith shall be made as of any date of determination thereof and not as of the end of the immediately preceding fiscal quarter of the Company); and

(b) any Transfer made in the ordinary course of business and involving only property that is either (1) inventory held for sale or (2) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Restricted Subsidiaries or that is obsolete.

“Collateral Agent” shall mean, (a) prior to the Release Date, the party identified as collateral agent for the holders of the Notes in Section 2.2(a), and (b) from and after the New Security Date, the party appointed to act as collateral agent for the holders of the Notes pursuant to Section 23.19.

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the validity or enforceability of this Agreement or the Notes, (d) prior to the Release Date, the ability of the Company to perform its obligations under the Mortgage Indenture or the First Mortgage Bonds, (e) prior to the Release Date, the validity or the enforceability of the Mortgage Indenture or the First Mortgage Bonds, (f) from and after the New Security Date, the ability of the Company to perform its obligations under the New Indenture or the New First Mortgage Bonds or (g) from and after the New Security Date, the validity or the enforceability of the New Indenture or the New First Mortgage Bonds.

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Section 1.20. Section B of the Note Purchase Agreement shall be and is amended by adding the following definitions in alphabetical order.

“New First Mortgage Bonds” is defined in Section 24.1.

“New Indenture” is defined in Section 24.1.

“New Indenture Installation” is defined in Section 24.1.

“New Security Date” is defined in Section 24.1.

“Required Rating Agency” means any nationally recognized statistical rating organization, as recognized and accepted as such by the Securities Valuation Office of the National Association of Insurance Commissioners or any successor organization.

SECTION 2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Section 2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

(a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the Note Purchase Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c) the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

(d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

(e) the Company has not paid or agreed to pay, and will not pay or agree to pay, any fees or other compensation to any holder of any Note with respect to the execution or delivery of this First Amendment other than for the reimbursement of reasonable expenses as contemplated by Section 3.5 hereof.

SECTION 3.	MISCELLANEOUS.

Section 3.1. This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 3.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 3.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 3.4. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

Section 3.5. The Company agrees to pay upon demand the reasonable fees and expenses of special counsel to the Noteholders in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Section 3.6. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

NEW JERSEY NATURAL GAS COMPANY

By	/s/ Kathleen T. Ellis
	Its:	Executive Vice President and Chief
Operating Officer

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Accepted and Agreed to:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/S/ BRIAN LEMONS
	Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:	/S/ BRIAN LEMONS
	Title:	Vice President

PHYSICIANS LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/S/ BRIAN LEMONS
	Title:	Vice President

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Accepted and Agreed to:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Randal W. Ralph
	Title:	Its Authorized Representative

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Accepted and Agreed to:

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Patricia H. Eitrheim
	Title:	Director

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Accepted and Agreed to:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By:	Hartford Investment Management Company,
Their Agent and Attorney-in-Fact

By:	/S/ KENNETH DAY
	Name:	Kenneth Day
	Title:	Vice President

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Accepted and Agreed to:

STATE FARM LIFE INSURANCE COMPANY

By:	/s/ Julie Hoyer
	Title:	Senior Investment Officer- Fixed Income

By:	/s/ Jeffrey Attwood
	Title:	Investment Officer

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Accepted and Agreed to:

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By:	/s/ Julie Hoyer
	Title:	Senior Investment Officer- Fixed Income

By:	/s/ Jeffrey Attwood
	Title:	Investment Officer

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Accepted and Agreed to:

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
	Title:	Investment Officer

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Accepted and Agreed to:

MONY LIFE INSURANCE COMPANY

By:	/s/ Diane S. Griswold
	Title:	2nd VP Investments

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Accepted and Agreed to:

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier
	Title:	Group Head- Private Placements

NEW JERSEY NATURAL GAS COMPANY	FIRST AMENDMENT

Accepted and Agreed to:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
	Title:	Vice President, Investments

By:	/s/ Ward Argust
	Title:	Manager, Investments